J.P. MORGAN U.S. EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund

JPMORGAN TRUST II

JPMorgan Intrepid Mid Cap Fund
JPMorgan Market Expansion Index Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Multi Cap Market Neutral Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
JPMorgan Growth Advantage Fund

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMorgan Mid Cap Value Fund
(each a “Fund” and collectively the “Funds”)

Supplement dated September 1, 2010
to the Class A, Class B, Class C and Select Class Share
Prospectus dated November 1, 2009, as supplemented

New Select Class Share Investment Minimum for J.P. Morgan Trustees, Officers and Employees. Effective September 1, 2010, the investment minimum for Select Class Shares purchased by officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase & Co. and its subsidiaries and affiliates (collectively “Eligible Investors”) will be lowered from $2,500 to $1,000 for all of the Funds. In addition, Eligible Investors will be able to open a Select Class Shares account for all Funds for an initial investment of $100 if they sign up for a monthly systematic investment of $100 per month. This minimum is only available if the Select Class Shares account is opened directly with the Funds and not through a Financial Intermediary. All other accounts will continue to be opened as Class A Shares accounts.

Changes to Prospectus Disclosure. The following changes shall be made to the prospectus effective on September 1, 2010:

A.	The fifth paragraph under “How do I open an account?” beginning on page 74 of the Prospectus is deleted and replaced with the following:

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of

SUP-SC-910

J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

B.	The following paragraph is added prior to the last sentence in the first paragraph under “In which shares can I automatically invest on a systematic basis?” on page 76 of the Prospectus:

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares per Fund as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

C.	Item 3 under “Waiver of the Class A Sales Charge” on page 78 of the Prospectus is deleted and replaced with the following:

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE